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                                                                     EXHIBIT 1.1


                                                                  EXECUTION COPY

                        ALTERNATIVE LIVING SERVICES, INC.

                        2,800,000 SHARES OF COMMON STOCK*


                             UNDERWRITING AGREEMENT


                                                               December 15, 1997

SCHRODER & CO. INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.
COWEN & COMPANY
MCDONALD & COMPANY SECURITIES, INC.
  as Representatives of the
  several Underwriters
c/o Schroder & Co. Inc.
787 Seventh Avenue
5th Floor
New York, New York  10019

Ladies and Gentlemen:

         Alternative Living Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), an aggregate of 2,800,000 shares (the "Firm Securities") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The Company has also agreed to issue and sell pursuant to an option, subject to the terms and conditions hereof, up to 420,000 additional shares of Common Stock. Any and all shares of Common Stock to be issued and sold pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities." The Company hereby confirms its agreement with the several Underwriters, as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be the Underwriters.

         1. Agreements to Sell and Purchase.

                  (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, upon

----------

*/ Plus an option to purchase from the Company up to 420,000 shares to cover over-allotments.


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the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, and at a purchase price of $21.85 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. The Company shall deliver, or cause to be delivered, to the Representatives for the respective accounts of the Underwriters, one or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date (as hereinafter defined), against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of same-day funds. Such delivery of and payment for the Firm Securities shall be made at the offices of Schroder & Co. Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 9:30 a.m., New York time, on December 19, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 8 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar at least 24 hours prior to the Firm Closing Date.

                  (b) Solely for the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus (as hereinafter defined), the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities sold by the Company set forth above in paragraph (a) of this Section 1. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to any exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate amount of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than seven business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 8 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option, as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such


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Option Securities, and payment therefor, shall be delivered on the related
Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 1, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (c) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         2. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  i) The Company has filed with the Securities and Exchange Commission (the "Commission") a "shelf" registration statement on Form S-3 (File No. 333-39705), which has become effective, relating to shares of Common Stock, certain debt securities and shares of the Company's Preferred Stock. The Company has also filed with the Commission a supplement to the form of prospectus included in such registration statement specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). Such registration statement, as amended at the date hereof, meets the requirements of Rule 415 under the Act. As used in this Agreement, the term "Registration Statement" means such registration statement as amended at the date hereof, including exhibits, financial statements, schedules and documents incorporated by reference therein. The term "Basic Prospectus" means the prospectus dated November 28, 1997 constituting a part of the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the final prospectus supplement specifically relating to the Securities as filed with the Commission pursuant to such Rule 424. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

                  ii) When the Registration Statement or any amendment thereto was declared effective, as of the date hereof, and at the time any amendment to the Registration Statement filed after the date hereof becomes effective (including the filing of any document incorporated by reference in the Registration Statement), the Registration Statement (i) met, meets and will meet, as the case may be, the requirements set forth in Rule 415(a)(1) under the Act and complied, complies and will comply as the case may be, in all material respects with said Rule,


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(ii) contained, contains and will contain, as the case may be, all statements required to be stated therein in accordance with, and complied, complies and will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (iii) did not, does not and will not, as the case may be, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. As of the date hereof, and when the Prospectus is filed with the Commission pursuant to Rule 424(b), on the date when the Prospectus is otherwise supplemented and on the Firm Closing Date and any Option Closing Date, the Prospectus (as supplemented as of any such time), (i) contains and will contain, as the case may be, all statements required to be stated therein in accordance with, and complies and will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) does not and will not, as the case may be, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in the Prospectus or the Registration Statement or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein. The Company has not distributed, and, prior to the later to occur of (i) the Closing Date or, if later, the Option Closing Date and (ii) completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act.

                  iii) The Company's subsidiaries (excluding those subsidiaries that do not own or operate, directly or indirectly, residences) are listed on
Schedule II hereto (the "Subsidiaries"). Except with respect to the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity (excluding those subsidiaries that do not own or operate, directly or indirectly, residences). The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Company and each of the Subsidiaries has full corporate or other power and authority to conduct all the activities conducted by it, to own or lease all the properties and assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation or partnership, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The Company beneficially owns the percentage indicated on Schedule II hereto of the outstanding equity interests in each of the Subsidiaries, free and clear of all liens, security interests, restrictions, pledges, encumbrances, charges, equities, claims, easements, assessments and tenancies (collectively, "Encumbrances") other than Encumbrances described in the Registration Statement and the Prospectus and other


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than those Encumbrances that do not materially affect the value of the equity interests of such Subsidiaries as reflected in the consolidated financial statements of the Company. All of the equity interests held by the Company in each of the Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Complete and correct copies of (i) the Restated Certificate of Incorporation and the Restated Bylaws of the Company and all amendments thereto and (ii) the organizational documents of each of the Subsidiaries and all amendments thereto, have been made available to the Representatives or Stroock & Stroock & Lavan LLP, counsel for the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or the Option Closing Date.

                  iv) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights arising by or through the Company. The shares to be issued and sold by the Company are duly authorized and, upon such issuance and payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and are not the subject of any preemptive or similar rights arising by or through the Company. The Company has, and upon completion of the sale of the Shares will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations. Except as described below or as set forth in the Registration Statement and the Prospectus, no person has any right to have any securities of the Company held by them registered under the Act. All holders of securities of the Company who had a right to register shares held by them as a result of the filing of the Registration Statement have waived any such rights to the registration of any securities of the Company.

                  v) The consolidated financial statements and the related notes of the Company and its subsidiaries set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, stockholders' equity and cash flows of the Company and its subsidiaries for the periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire period involved. The supplemental consolidated financial statements and related notes of the Company set forth or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial condition of the Company, Sterling House Corporation ("Sterling") and their respective subsidiaries and their respective subsidiaries as of the dates indicated and the combined results of operations, stockholders' equity and cash flows of the Company, Sterling and their respective subsidiaries for the periods covered thereby, all in conformity with GAAP applied on a consistent basis throughout the entire period involved. The selected supplemental consolidated financial data for the Company, Sterling and their respective


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subsidiaries set forth under the captions "Prospectus Summary--Summary
Supplemental Consolidated Financial and Other Data" and "Selected Supplemental Consolidated Financial Data" in the Prospectus have been prepared on a basis consistent with the historical consolidated financial statements of the Company. The pro forma condensed combined financial information of the Company and the related notes incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rules 11-01 and 11-02 of Regulation S-X of the Commission and present fairly the information shown therein; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. No other financial statements or schedules of the Company and Sterling or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement, any preliminary Prospectus or the Prospectus. KPMG Peat Marwick LLP ("KPMG"), who have reported on certain of such financial statements and schedules which are audited, are independent accountants with respect to the Company and its subsidiaries, as required by the Act and the Rules and Regulations.

                  vi) The Company and its Subsidiaries maintain a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  vii) Except as set forth or described in the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been, and will not have been, any material change in the capitalization of the Company or any Subsidiary or any material adverse change in the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred, nor will it have incurred, any material liabilities or obligations, direct or contingent, not in the ordinary course of business, (iii) neither the Company nor any of its Subsidiaries has entered into, nor will it have entered into any material transactions not in the ordinary course of business other than pursuant to this Agreement, and (iv) neither the Company nor any Subsidiary has, or will have, paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                  viii) The Company (either directly or through the Subsidiaries) has good and indefeasible title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all Encumbrances other than those described in the Registration Statement and Prospectus and other than those that do not materially adversely affect the value of such properties and assets and do not materially interfere with the use made or proposed to be made of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting leasehold interests in the properties and assets described in the Registration Statement and Prospectus as leased by it, free and clear of all Encumbrances,


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other than those described in the Registration Statement and Prospectus and those that do not materially adversely affect the value of such properties and assets and do not interfere with the use made, or proposed to be made, of such properties and assets. Title insurance in favor of the Company or its Subsidiaries (or, with respect to leased residences, in favor of its lessor) is in full force and effect with respect to each parcel of real property and assets thereon described in the Registration Statement and Prospectus (i) listed as owned or leased by the Company (either directly or through its Subsidiaries) in the chart captioned "Operating Residences" under the caption "Business-Residences" and (ii) reflected as being under construction in the chart captioned "Residences Under Construction or Development" under the caption "Business-Residences" in amounts at least equal to the purchase price paid by the Company or any Subsidiary for such property and assets thereon, except where the failure to obtain such title insurance could not reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. Except as set forth in the Registration Statements and Prospectus, none of the mortgages encumbering any property owned by the Company (either directly or through its Subsidiaries) (i) is convertible into equity interests in the Company, any Subsidiary or any property owned by the Company or any Subsidiary (other than such mortgaged property) or (ii) cross-defaulted or cross-collateralized to any other property, except where such cross-collateralization could not reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole.

                  ix) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  x) Except as set forth in the Registration Statement and Prospectus, there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries or any of their respective directors, officers or stockholders in their capacity as such, or any of the properties or assets owned, leased or operated by the Company or any of its Subsidiaries, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body"), wherein an unfavorable ruling, decision or finding would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. There is no pending litigation or governmental proceeding required to be described in the Registration Statement and the Prospectus that is not described as required.

                  xi) Each of the Company and its Subsidiaries has all governmental licenses, permits, consents, orders, approvals, franchises, certificates and other authorizations (collectively, "Licenses") necessary to carry on its business and own or lease its properties as contemplated in the Registration Statement and Prospectus, except such Licenses, the failure to so have would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. Each of the Company and its Subsidiaries has complied in all material respects


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with all laws, regulations and order applicable to it or its business, assets and properties. Each of the Company and its Subsidiaries is not in breach or default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its properties are bound or affected, which default could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. To the best knowledge of the Company, no other party under any such contract or other agreement is in default in any respect thereunder which default could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. Except as otherwise described in the Registration Statement and Prospectus, there are no governmental proceedings or actions pending or, to the Company's knowledge, threatened for the purpose of suspending, modifying or revoking any License held by the Company or any of its Subsidiaries which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. The Company is not in violation of any provision of its Restated Certificate of Incorporation or Restated Bylaws, as amended. None of the Subsidiaries is in violation of its organizational documents, as amended.

                  xii) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the shares by the Company, except such as have been obtained under the Act or the Rules and Regulations.

                  xiii) The Company has full power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The execution, delivery and the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Restated Certificate of Incorporation or Restated Bylaws of the Company, in each case as amended, (ii) the organizational or charter documents of any of the Subsidiaries, as amended, (iii) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties are bound or affected, or (iv) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or any of its Subsidiaries or


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

their business or properties, except, in the case of clauses (iii) and (iv), any violation which could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has full power and authority to authorize, issue, offer and sell the shares to be sold by it, as contemplated by this Agreement, free of any preemptive or similar rights.

                  xiv) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or in any document incorporated by reference therein, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

                  xv) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives is or will be, when made, inaccurate, untrue or incorrect.

                  xvi) Neither the Company nor any of its directors, officers or affiliates (within the meaning of the Rules and Regulations) has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

                  xvii) The Securities have been approved for listing on the American Stock Exchange, Inc. (the "AMEX"), subject only to notice of issuance.

                  xviii) Neither the Company nor any of its Subsidiaries is involved in any labor dispute with its employees which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole nor, to the Company's knowledge, is any such dispute threatened or imminent.

                  xix) Each of the Company and its Subsidiaries owns, or is licensed or otherwise has the right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business as described in the Registration Statement and Prospectus. To the Company's knowledge, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use of such trademarks and trade names in connection with the business and operations of the Company and its Subsidiaries does not, to the Company's knowledge, infringe on the rights of any person.

                  xx) Neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiaries has made any payment of funds of the Company or any Subsidiary or received or retained any funds of the Company or any Subsidiary in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement and Prospectus or in a document incorporated by reference.


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

                  xxi) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it and its Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires.

                  xxii) The business, operations and facilities of the Company and its Subsidiaries have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, Licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto; and none of the Company or any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources), which violation would have, or could reasonably be expected to have, a material adverse effect on the business, properties, prospectus, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. The intended use and occupancy of each of the facilities owned or operated by the Company or any of its Subsidiaries complies in all material respects with applicable codes and zoning laws and regulations and there is no pending or, to the knowledge of the Company, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on, or access to such facilities.

                  xxiii) The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent due and payable, except where such failure to file or pay could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                  xxiv) Each executive officer and director of the Company has delivered or prior to the Closing Date will deliver, to Schroder & Co. Inc. an agreement (the "Lockup Agreement") in the form of Exhibit C attached hereto.

                  xxv) Each certificate signed by an officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  xxvi) None of the Company, any Subsidiary or any affiliate thereof does business with the government of Cuba or with any person or affiliate located in Cuba and the Company and each Subsidiary has complied to the extent necessary with the provisions of Florida H.B. 1771.

         3. Representations and Warranties of the Underwriters. Upon your authorization of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus.

         4. Agreements. (a) The Company covenants and agrees with each of the Underwriters that:

                  i) Subject to the next sentence, the Company has filed, or shall file in a timely manner in accordance with Rule 424 under the Act, the Prospectus with the Commission pursuant to Rule 424 under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, any amendment or supplement to the Prospectus, or any amendment to the Registration Statement, of which the Representatives shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when (i) the Prospectus has been filed with the Commission and (ii) any amendment to the Registration Statement has been filed or declared effective or any amendment or supplement to the Prospectus has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending or supplementing the Registration Statement, for amending the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  iv) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 4(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment to the Basic Prospectus or the Prospectus that corrects such statement or omission or effects such compliance.

                  v) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters, upon request, a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

                  vi) The Company, as soon as practicable, will make generally available to its security holders and to the Representatives a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  vii) The Securities will be listed on the American Stock Exchange, subject to notice of issuance.

                  viii) The Company and its executive officers and directors will not, directly or indirectly, offer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock for a period of 90 days after the date hereof without the prior written consent of Schroder & Co., Inc. (other than the issuance by the Company of Common Stock upon exercise of outstanding options and grants of employee stock options or upon conversion of the Company's outstanding debentures).

                  ix) Concurrently with the sale of the Securities hereunder, the Company is offering $125,000,000 aggregate principal amount of Convertible Subordinated Debentures pursuant to an underwritten public offering (the "Concurrent Offering"). The consummation of the Concurrent Offering is not a condition to the consummation of the sale of the Securities hereunder and the consummation of the sale of the Securities is not a condition to the consummation of the Concurrent Offering. The Company intends to use the net proceeds from the sale of the Securities sold by it hereunder, together with the net proceeds of the Concurrent Offering, if any, as set forth under "Use of Proceeds" in the Prospectus.

         5. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing or other production of all documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission relating to the Securities, (vii) the listing of the Securities on the American Stock Exchange and (viii) expenses of Company personnel in connection with their attendance at meetings with prospective investors in the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10(i) hereof because trading in the Common Stock has been suspended by the Commission or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         6. Conditions to the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy in all material respects of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date as if made on and as of the Firm Closing Date, to the accuracy in all material respects of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Rogers & Hardin LLP, to the effect set forth in Exhibit A hereto.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the laws of jurisdictions in which such counsel is not admitted to practice, to the extent satisfactory to counsel for the Underwriters, upon the opinion of local counsel in such jurisdictions and in the case of the opinion described in this section 6(b) upon certificates of public officials. The foregoing opinion shall also state that the Underwriters are justified in relying upon any such opinion of such local counsel, and copies of the opinion of such local counsel shall be delivered to the Representatives and counsel for the Underwriters.

         In addition to the matters set forth above, such counsel shall also state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent auditors, your representatives and your counsel, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and although they are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth therein) and have not made any independent check or verification thereof, during the course of such participation (relying as to the factual matters underlying the determination of materiality to a large extent upon the statements of officers or other representatives of the Company), no facts came to their attention that caused them to believe that the Registration Statement, as of the date it became effective and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the date of such opinion, included or includes any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel will express no belief with respect to the financial statements, the notes thereto and related schedules and other financial, numerical, statistical and accounting data included or omitted from the Registration Statement or the Prospectus and will express no belief with respect to the Statement of Eligibility and Qualification of the Trustee on Form T-1.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment thereto at the date of such opinion.

                  (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Representatives shall have received one or more opinions, dated the Closing Date and the Option Closing Date, from regulatory counsel for the Company in each of the States listed on Exhibit B-1, which counsel shall be acceptable to the Underwriters, each such opinion to relate to matters involving health care licensing and to be substantially in the form attached hereto as Exhibit B-2 or in such other form as is satisfactory to counsel for the Underwriters.

                  (e) The Representatives shall have received from KPMG Peat Marwick LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

                           ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form and in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                           iii) on the basis of a reading of the latest available interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an audit made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the shares of capital stock or indebtedness of the Company and its consolidated subsidiaries or any decreases in total assets, current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the September 30, 1997 consolidated balance sheet included by incorporation by reference to the Company's Report on Form 10-Q for the fiscal quarter ended September 30, 1997 in the Registration Statement and the Prospectus, or for the period from October 1, 1997 to such specified date there were any decreases, as compared with the corresponding period of the preceding fiscal year, in net revenues, net income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter or as set forth in or contemplated in the Prospectus; and

                           iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997, incorporated by reference in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

         In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment thereto at the date of such letter.

                  (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                           i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                           ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                           iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change (including, without limitation, a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto after the date hereof).

                  (g) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (h) The Securities shall have been accepted for listing on the American Stock Exchange.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                  ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto, the Prospectus or any amendment thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application") or

                  iii) the omission or alleged omission to state in such registration statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein and provided, further, that the Company will not be liable to any underwriter or any person controlling such underwriter with respect to any such untrue statement or omission made in any preliminary supplemental Prospectus that is corrected in the supplemental Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the supplemental Prospectus (as amended or supplemented), other than the document incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the supplemental Prospectus (as amended or supplemented) as required by the Act, unless such failure to deliver the supplemental Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(a)(v). This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company and any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company and any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this
Section 7, in which case the indemnified party may effect such a settlement without such consent.

         In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts received by it with respect to the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters. For purposes of this paragraph
(d), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         8. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 8, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 1 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 8. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         10. Termination. This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company fails to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively, the Representatives determine in their sole discretion that:

                           i) trading in the Securities or trading in the Common Stock shall have been suspended by the Commission or trading in securities generally on the American Stock Exchange or the International Stock Exchange of the United Kingdom shall have been suspended or minimum or maximum prices shall have been established for the Common Stock on either such exchange;

                           ii) a banking moratorium shall have been declared by New York, United Kingdom or United States authorities; or

                           iii) there shall have been (A) an outbreak or escalation of hostilities between the United States or the United Kingdom and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or the United Kingdom or (C) any other calamity or crisis having an effect on the financial markets that makes it impracticable or inadvisable to proceed with the public offering or the delivery of the securities as contemplated by the Registration Statement.

         11. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2 and 7(b) hereof. The Underwriters confirm that such statements (to such extent) are correct.

         12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to Schroder & Co. Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019, Attention: Bradley G. Razook, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005,
Attention: Chief Executive Officer.

         13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and its respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the

Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                    Very truly yours,

                                    ALTERNATIVE LIVING SERVICES, INC.


                                    By:
                                         -----------------------------------
                                         Name:
                                         Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SCHRODER & CO. INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.
COWEN & COMPANY
MCDONALD & COMPANY SECURITIES, INC.

For themselves and the other
several Underwriters, if any,
named in Schedule 1 to the
foregoing Agreement

By:      SCHRODER & CO. INC.

By:
         ------------------------------
         Name:
         Title:

For itself and the other Representatives

                                   SCHEDULE 1

                            UNDERWRITERS' COMMITMENTS

                                                                                          Number of
                                                                                          Firm Securities
                                                                                          to be Purchased
Underwriter                                                                               from the Company
-----------------------------                                                             ----------------
Schroder & Co. Inc........................................................................     700,000

Donaldson, Lufkin & Jenrette Securities Corporation.......................................     700,000

Smith Barney Inc..........................................................................     700,000

Cowen & Company...........................................................................     350,000

McDonald & Company Securities, Inc........................................................     350,000

                                            TOTAL.........................................   2,800,000


                                      1-1

                                                                       EXHIBIT A
                                              FORM OF OPINION OF COMPANY COUNSEL


                              _______________, 1997


SCHRODER & CO. INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES
  CORPORATION
SMITH BARNEY INC.
COWEN & COMPANY
McDONALD & COMPANY SECURITIES INC.
As Representatives of the Several Underwriters
c/o Schroder & Co. Inc.
     787 Seventh Avenue
     5th Floor
     New York, New York  10019

                  Re:      2,800,000 Shares of Common Stock, par value
                           $.01 per share of Alternative Living Services, Inc.

Ladies and Gentlemen:

         We have acted as counsel to Alternative Living Services, Inc., a Delaware corporation (the "Company"), in connection with the purchase on this date by you and the other underwriters (collectively, the "Underwriters") named in Schedule I of that certain Underwriting Agreement dated December 19, 1997, among the Underwriters and the Company (the "Underwriting Agreement") of an aggregate of 2,800,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 (the "Common Stock"). This opinion is furnished to you pursuant to Section 6(b) of the Underwriting Agreement. Terms used herein and not defined herein are used as defined in the Underwriting Agreement.

         In connection with this opinion, we have reviewed such documents and matters of law as we have deemed necessary for the purposes of expressing the opinions set forth herein. Based upon the foregoing, we are of the opinion that:

                  1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. We are not aware of any subsidiaries of the Company other than the Subsidiaries. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Company and each of the Subsidiaries has full corporate or other power and authority to conduct all the activities conducted by it, to own or lease all the properties and assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation or partnership, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. To the best of our knowledge after due inquiry, the Company beneficially owns the percentage indicated in Exhibit [___] of the Registration Statement of the outstanding equity interests in each of the Subsidiaries, free and clear of all Encumbrances. All of the equity interests held by the Company in each of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

                  2. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights arising by or through the Company. The shares to be issued and sold by the Company are duly authorized and, upon such issuance and payment therefor in accordance with the terms of the Underwriting Agreement will be, validly issued, fully paid and nonassessable and are not the subject to any preemptive or similar rights arising by or through the Company. The Company has, and, upon completion of the sale of the shares, will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects.

                  3. To the best our knowledge after due inquiry, except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations.

                  4. To the best of our knowledge after due inquiry, except as set forth in the Registration Statement and the Prospectus, no person has any right to have any securities of the Company held by them registered under the Act.

                  5. The Company (either directly or through its Subsidiaries) has good and indefeasible title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all Encumbrances other than those described in the Registration Statement and Prospectus and other than those that do not materially adversely affect the value of such properties and assets and do not interfere with the use made or proposed to be made of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting leasehold interests in the properties and assets described in the Registration Statement and Prospectus as leased by it, free and clear of all Encumbrances, other than those described in the Registration Statement and Prospectus and those that do not materially adversely affect the value of such properties and assets and do not materially interfere with the use made, or proposed to be made, of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting options to purchase the properties described in the Registration Statement and Prospectus under the caption "Business - Properties- Properties Under Construction/Development" as being under development.

                  6. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act.

                  7. Except as set forth in the Registration Statement and Prospectus, there are no actions, suits or proceedings pending or, to the best of our knowledge after due inquiry, threatened against or affecting the Company or any of its Subsidiaries or any of their respective directors, officers or stockholders in their capacity as such, or ally of the properties or assets owned, leased or operated by the Company or any of its Subsidiaries, before or by any Governmental Body, wherein an unfavorable ruling, decision or finding would have- a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. There is no pending litigation or governmental proceeding required to be described in the Prospectus that is not described as required.

                  8. To the best of our knowledge after due inquiry, none of the Company and its Subsidiaries is in breach or default (nor has an event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any contract or other agreement to which it is a party or by which its properties is bound or affected, which default could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. To the best of our knowledge after due inquiry, (i) the Company is not in violation of any provision of its Restated Certificate of Incorporation or Reststed Bylaws, as amended, and (ii) none of the Subsidiaries is in violation of its organizational documents, as amended.

                  9. No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by the Underwriting Agreement or in connection with the issuance and sale of the shares to be sold by the Company, except such as have been obtained under the Act or the Rules and Regulation d such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the shares to be sold by the Company.

                  10. The Company has full power and authority to enter into the Underwriting Agreement and to carry out all the terms and provisions thereof to be carried out by it. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms thereof, except as limited by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                  11. The execution, delivery and the performance of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Restated Certificate of Incorporation or Restated Bylaws of the Company, in each case as amended,
(ii) the organizational or charter documents of any of the Subsidiaries, as amended, or (iii) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective assets or properties are bound or affected, or (iv) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or any of its Subsidiaries or their business or properties, except, in the case of clauses (iii) and (iv), any violation which could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole.

                  12. The Company has full power and authority to authorize, issue, offer and sell the shares to be sold by it, as contemplated by the Underwriting Agreement, free of any preemptive or similar rights.

                  13. All holders of securities of the Company have waived any rights to the registration of any securities of the Company which they may have as a result of the filing of the Registration Statement.

                  14. There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as a exhibit to the Registration Statement which is not described or filed as required.

                  15. Each of the Company and its Subsidiaries owns, or is licensed or otherwise has the right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business as described in the Registration Statement and Prospectus. To the best of our knowledge after due inquiry, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name.

                  16. The Registration Statement has become effective under the Act and, to the best of our knowledge after due inquiry, no stop order preventing or suspending the use of the Registration Statement or Prospectus, has been issued and no proceeding for that purpose has been instituted or is pending or threatened by the Commission.

                  17. The Registration Statement, as of the Effective Date, and the Prospectus, as of its date and as of the date hereof, complied or complies, as the case may be, in all material respects with the applicable requirements of the Act and the Rules and Regulations of the Commission.

                  18. The form of certificate evidencing the shares has been duly approved by all necessary corporate action of the Company and complies as to form with the requirements of the Delaware General Corporation Law.

                  19. The statements in the Prospectus under the captions "Business - Joint Ventures and Strategic Alliances," insofar as they purport to summarize the provisions of documents referred to therein, and the statements in the Prospectus under the captions "Description of Capital Stock" and insofar as they purport to summarize the provisions of documents or matters of law referred to therein or constitute legal conclusions, are accurate in all material respects.

                                    Very truly yours,



                                    Rogers & Hardin

                                                                       EXHIBIT B
                                   FORM OF OPINION OF COMPANY REGULATORY COUNSEL


                            __________________, 1997

SCHRODER & CO. INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES
  CORPORATION
SMITH BARNEY INC.
COWEN & COMPANY
McDONALD & COMPANY SECURITIES INC.
As Representatives of Several Underwriters
c/o Schroder & Co. Inc.
     787 Seventh Avenue
     5th Floor
     New York, New York  10019


                  Re: 2,800,000 Shares of Common Stock, par value $.01 per share of Alternative Living Services, Inc.

Ladies and Gentlemen:

         We have acted as counsel to Alternative Living Services, Inc., a Delaware corporation (the "Company"), in connection with the purchase on this date by you and the other underwriters (collectively, the "Underwriters") named in Schedule I of that certain Underwriting Agreement dated December 19, 1997, among the Underwriters, the Company and the Selling Stockholders (as defined therein) (the "Underwriting Agreement") of an aggregate of 2,800,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 (the "Common Stock"). This opinion is furnished to you pursuant to Section 6(d) of the Underwriting Agreement. Terms used herein and not defined herein are used as defined in the Underwriting Agreement.

         In connection with this opinion, we have reviewed such documents and matters of law as we have deemed necessary for the purposes of expressing the opinions set forth herein. Based upon the foregoing, we are of the opinion that:

                  1. Except as otherwise described in the Registration Statement and Prospectus, each of the facilities described in the Registration Statement under the captions "Business Residences" and located in the State of ___________ is organized, licensed and operated in conformity with the requirements for qualification as a licensed facility of the type set forth next to the name of such Facility in Exhibit A hereto under the applicable laws, rules and regulations of the State of in which the Facilities are located and is therefore able to conduct the Company's business of "assisted living" described as being conducted at each such Facility in its beds as set forth more fully in the Prospectus. Furthermore, the Company's ___________ facility in _____________, is not currently a licensed facility but is operated as an independent living facility. Those facilities listed herein which are not licensed under state law or which contain unlicensed beds do not currently provide in those facilities or unlicensed beds services of a nature which would require the Company or its Subsidiaries to be duly licensed to provide the same.

                  2. The statements set forth under the headings "Risk Factors-Governmental Regulation" and "Business-Government Regulation" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide accurate summaries of such legal matters, documents and proceedings.

                  3. To our knowledge after reasonable investigation, the conduct of the business of the Company and its Subsidiaries is not in violation of any federal, state or local statute, administrative regulation or other law, which violation is likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and each of the Company and its Subsidiaries has either (i) obtained all Licenses which are necessary or required to be issued to the Company and its Subsidiaries for the ownership, leasing and operation of its Facilities and the conduct of its business as presently conducted, except where the failure to obtain such Licenses would not have a material adverse affect on each of the Company and its Subsidiaries or (ii) taken all steps necessary to obtain such Licenses an depending issuance thereof is lawfully operating its Facilities under Licenses issued in the name of the prior operator thereof.

                  Although we assume no responsibility for the accuracy, completeness and fairness of the statements contained in the Registration Statement and Prospectus, we have participated in discussions with officers of the Company regarding the provisions of the Prospectus described in Paragraph 2 of this opinion and no facts have come to our attention that lead us to believe that the provisions of the Registration Statement described in Paragraph 2 of this opinion as of the date it was declared effective and as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the provisions of the Prospectus described in Paragraph 2 of this opinion as of its date and the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to comment on, and express no comment with respect to, financial, operating and statistical data and the historical and pro forma financial statements, including the notes and schedules thereto, in the Prospectus).

                                   Sincerely,




                                      B-2